2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 3)	12 Months Ended
Dec. 31, 2018
Standard 1
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Standard	IFRS16 – Leases
Main items introduced by the standard	This new standard defines the principles for recognition, measurement, presentation and disclosure of leases and introduces a single model for the accounting of leases in the balance sheet for the lessees. A lessee recognizes a right of use asset that represents his right to use the leased asset and a lease liability that represents his obligation to make lease payments. Optional exemptions are available for short-term leases and low-value items. For lessors, accounting treatment remains practically the same, with the classification of leases as operating leases or financial leases.
Effective date	Jan. 01, 2019
Standard 2
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Standard	IFRIC 23 – Uncertainty over Income Tax Treatments
Main items introduced by the standard	Can be unclear how tax law applies to a particular transaction or circumstance. This interpretation complements the CPC 32/ IAS 12 – Income Tax, clarify how to reflect the effects of uncertainty over income tax treatments.
Effective date	Jan. 01, 2019
Standard 3
Disclosure of expected impact of initial application of new standards or interpretations [line items]
Standard	The Conceptual framework for financial reporting
Main items introduced by the standard	Review of the Conceptual Framework by establishing a comprehensive set of concepts for guidance on financial performance reporting; better definitions and guidelines, highlighting the definition of a liability; and clarification in relevant areas.
Effective date	Jan. 01, 2020